Exhibit 99.1

TCI 2 HOLDINGS et al

Consolidating Statement of Cash Flows Five Months Ended May 31, 2010

MOR-1 Case # 09-13654 (JHW)

(Unaudited)

	TER Holdings	Trump Taj Mahal	Trump Plaza	Trump Marina	RJE’s & Elims	Total	TER Dev.	RJE’s & Elims	Total	Elims	Consolidated TER Holdings	TER Inc.	TER Inc. Elims	Consolidated TER, Inc.
Cash flow from Operating Activities
Net loss	$(20,901)	$(7,061)	$(5,050)	$(7,934)	$—	$(20,045)	$(247)	$—	$(247)	$—	$(41,193)	$9,680	$—	$(31,513)
Record equity in subsidiaries	(20,292)				20,292	20,292			—			(41,193)	41,193	—

Net loss as adjusted	(41,193)	(7,061)	(5,050)	(7,934)	20,292	247	(247)	—	(247)	—	(41,193)	(31,513)	41,193	(31,513)

Adjustments to reconcile net loss to net cash provided by (used in) operating activities
Equity in earning of subsidiaries	20,292	—	—	—	(20,292)	(20,292)	—	—	—	—		41,193	(41,193)	—
Non-cash interest accretion on property tax settlement	—	(35)	(221)	(26)	—	(282)	—	—	—	—	(282)	—	—	(282)
Deferred income taxes	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Noncontrolling Interest	—	—	—	—	—	—	—	—	—	—	—	(9,680)	—	(9,680)
Depreciation	76	15,669	1,661	1,114		18,444	—	—	—	—	18,520	—	—	18,520
Amortization	—	426	3	11	—	440	—	—	—	—	440	—	—	440
Provisions for losses on receivables	—	2,731	801	661		4,193	—	—	—	—	4,193	—	—	4,193
Stock based compensation expense	95	—	—	—	—	—	—	—	—	—	95	—	—	95
Valuation Allowance CRDA	—	675	278	247	—	1,200	—	—	—	—	1,200	—	—	1,200
Change in operating assets & liabilities:
Accounts receivable	15	(2,098)	(453)	(576)	—	(3,127)	—	—	—	—	(3,112)	—	—	(3,112)
Inventories	—	346	47	(18)	—	375	—	—	—	—	375	—	—	375
Other current assets	2,015	(365)	3,245	816	—	3,696	—	—	—	—	5,711	—	—	5,711
Other assets	588	339	281	630	—	1,250	—	—	—	—	1,838	—	—	1,838
Due to Affiliates	10,354	(6,235)	(2,976)	(1,143)	—	(10,354)	—	—	—	—	—	—	—	—
Accounts payable, accrued expenses and other liabilities	4,697	2,292	1,619	1,350	—	5,261	70	—	70	—	10,028	—	—	10,028
Accrued interest	11,431	(4,307)	260	225	—	(3,822)	—	—	—	—	7,609	—	—	7,609
Other long-term liabilities	—	—	(331)	(6)	—	(337)	—	—	—	—	(337)	—	—	(337)

Net cash provided by (used in) operating activities	8,370	2,377	(836)	(4,649)	—	(3,108)	(177)	—	(177)	—	5,085	—	—	5,085

Cash flow from Investing Activities
Purchases of PPE	(20)	(1,315)	(415)	(402)	—	(2,132)	—	—	—	—	(2,152)	—	—	(2,152)
Purchases of CRDA investments	—	(2,433)	(1,099)	(856)		(4,388)	—	—	—	—	(4,388)	—	—	(4,388)

Net cash provided by (used in) investing activities	(20)	(3,748)	(1,514)	(1,258)	—	(6,520)	—	—	—	—	(6,540)	—	—	(6,540)

Cash flows from Financing Activities
Repayment of term loan	(1,230)	—	—	—	—	—	—	—	—	—	(1,230)	—	—	(1,230)
Borrowing (Repayment) - I/C Debt	(7,494)	—	1,837	5,657	—	7,494	—	—	—	—	—	—	—	—
Repayment of other long-term debt	—	(155)	(101)	—	—	(256)	—	—	—	—	(256)	—	—	(256)
Contributions from Parent	(177)	—	—	—	—	—	177	—	177	—	—	—	—	—

Net cash provided by (used in) financing activities	(8,901)	(155)	1,736	5,657	—	7,238	177	—	177	—	(1,486)	—	—	(1,486)

Net increase (decrease) in cash and cash equivalents	(551)	(1,526)	(614)	(250)	—	(2,390)	—	—	—	—	(2,941)	—	—	(2,941)
Cash and cash equivalents at beginning of period	5,838	31,412	16,132	12,702	—	60,246	—	—	—	—	66,084	—	—	66,084

Cash and cash equivalents at end of period	$5,287	$29,886	$15,518	$12,452	$—	$57,856	$—	$—	$—	$—	$63,143	$—	$—	$63,143

TCI 2 HOLDINGS et al

Consolidating Statement of Cash Flows Month Ended May 31, 2010

MOR-1 Case # 09-13654 (JHW)

(Unaudited)

	TER Holdings	Trump Taj Mahal	Trump Plaza	Trump Marina	RJE’s & Elims	Total	TER Dev.	RJE’s & Elims	Total	Elims	Consolidated TER Holdings	TER Inc.	TER Inc. Elims	Consolidated TER, Inc.
Cash flow from Operating Activities
Net income(loss)	$(2,169)	$200	$(172)	$(1,294)	$—	$(1,266)	$(39)	$—	$(39)	$—	$(3,474)	$816	$—	$(2,658)
Record equity in subsidiaries	(1,305)	—	—	—	1,305	1,305	—	—	—	—	—	(3,474)	3,474	—

Net loss as adjusted	(3,474)	200	(172)	(1,294)	1,305	39	(39)	—	(39)	—	(3,474)	(2,658)	3,474	(2,658)

Adjustments to reconcile net loss to net cash provided by (used in) operating activities
Equity in earning of subsidiaries	1,305	—	—	—	(1,305)	(1,305)	—	—	—	—	—	3,474	(3,474)	—
Non-cash interest accretion on property tax settlement	—	(7)	(42)	(5)	—	(54)	—	—	—	—	(54)	—	—	(54)
Deferred income taxes	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Noncontrolling interest	—	—	—	—	—	—	—	—	—	—	—	(816)	—	(816)
Depreciation	15	3,060	319	210	—	3,589	—	—	—	—	3,604	—	—	3,604
Amortization	—	85	1	3	—	89	—	—	—	—	89	—	—	89
Provisions for losses on receivables	—	302	171	138	—	611	—	—	—	—	611	—	—	611
Stock based compensation expense	17	—	—	—	—	—	—	—	—	—	17	—	—	17
Valuation Allowance CRDA	—	144	66	53	—	263	—	—	—	—	263	—	—	263
Change in operating assets & liabilities:
Accounts receivable	—	(1,212)	(563)	47	—	(1,728)	—	—	—	—	(1,728)	—	—	(1,728)
Inventories	—	79	3	28	—	110	—	—	—	—	110	—	—	110
Other current assets	222	(1,825)	(506)	(715)	—	(3,046)	—	—	—	—	(2,824)	—	—	(2,824)
Other assets	35	(404)	(195)	(160)	—	(759)	—	—	—	—	(724)	—	—	(724)
Due to Affiliates	40	(231)	49	142	—	(40)	—	—	—	—	—	—	—	—
Accounts payable, accrued expenses and other liabilities	(1,210)	1,587	578	308	—	2,473	(27)	—	(27)	—	1,236	—	—	1,236
Accrued interest	(1,107)	4,600	52	45	—	4,697	—	—	—	—	3,590	—	—	3,590
Other long-term liabilities	—	—	(67)	(1)	—	(68)	—	—	—	—	(68)	—	—	(68)

Net cash provided by (used in) operating activities	(4,157)	6,378	(306)	(1,201)	—	4,871	(66)	—	(66)	—	648	—	—	648

Cash flow from Investing Activities
Purchases of PPE	1	(89)	(36)	(39)	—	(164)	—	—	—	—	(163)	—	—	(163)

Net cash provided by (used in) investing activities	1	(89)	(36)	(39)	—	(164)	—	—	—	—	(163)	—	—	(163)

Cash flows from Financing Activities
Repayment of term loan	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Borrowing (Repayment) - I/C Debt	(7,807)	—	3,052	4,755	—	7,807	—	—	—	—	—	—	—	—
Repayment of other long-term debt	—	(28)	(20)	—	—	(48)	—	—	—	—	(48)	—	—	(48)
Contributions from Parent	(66)	—	—	—	—	—	66	—	66	—	—	—	—	—

Net cash provided by (used in) financing activities	(7,873)	(28)	3,032	4,755	—	7,759	66	—	66	—	(48)	—	—	(48)

Net increase (decrease) in cash and cash equivalents	(12,029)	6,261	2,690	3,515	—	12,466	—	—	—	—	437	—	—	437
Cash and cash equivalents at beginning of period	17,316	23,625	12,828	8,937	—	45,390	—	—	—	—	62,706	—	—	62,706

Cash and cash equivalents at end of period	$5,287	$29,886	$15,518	$12,452	$—	$57,856	$—	$—	$—	$—	$63,143	$—	$—	$63,143

Cash Disbursements (in thousands)	$2,543	$32,678	$16,608	$13,740	$0	$63,026	$0	$0	$0	$0	$65,569	$0	$0	$65,569

TCI 2 HOLDINGS et al

Consolidating Statement of Operations

For the Month Ended May 31, 2010

MOR-2 Case # 09-13654 (JHW)

(Unaudited)

(Dollars in Thousands)	TRUMP TAJ MAHAL	TRUMP PLAZA	TRUMP MARINA	TER FUNDING	TER DEVELOP	TER HOLDINGS LP	TERH ELIM	TERH CONSOLIDATED	TER INC	TER INC ELIM	TER INC CONSOLIDATED
REVENUES
TABLE GAMES REVENUE	$9,581	$5,071	$2,862	$—	$—	$—	$—	$17,514	$—	$—	$17,514
SLOT REVENUE	22,894	12,029	9,985	—	—	—	—	44,908	—	—	44,908
POKER REVENUE	1,794	—	—	—	—	—	—	1,794	—	—	1,794
KENO WIN	25	—	—	—	—	—	—	25	—	—	25
SIMULCAST REVENUE	63	—	—	—	—	—	—	63	—	—	63

TOTAL GAMING REVENUE	34,357	17,100	12,847	—	—	—	—	64,304	—	—	64,304
ROOMS	4,754	2,143	1,297	—	—	—	—	8,194	—	—	8,194
FOOD & BEVERAGE	4,814	1,946	1,620	—	—	—	—	8,380	—	—	8,380
ENTERTAINMENT	44	71	11	—	—	—	—	126	—	—	126
OTHER	1,659	600	759	—	—	—	—	3,018	—	—	3,018

TOTAL OTHER	11,271	4,760	3,687	—	—	—	—	19,718	—	—	19,718
GROSS REVENUE	45,628	21,860	16,534	—	—	—	—	84,022	—	—	84,022
RFB COMPS	5,809	2,562	2,086	—	—	—	—	10,457	—	—	10,457
COIN	4,440	2,525	2,020	—	—	—	—	8,985	—	—	8,985
CASH COMPS	903	203	47	—	—	—	—	1,153	—	—	1,153

TOTAL PROMOTIONAL ALLOWANCES	11,152	5,290	4,153	—	—	—	—	20,595	—	—	20,595
NET REVENUES	34,476	16,570	12,381	—	—	—	—	63,427	—	—	63,427
EXPENSES
PAYROLL & RELATED	12,961	7,877	6,409	—	—	100	—	27,347	—	—	27,347
COST OF GOODS SOLD	1,843	617	727	—	—	—	—	3,187	—	—	3,187
PROMOTIONAL EXPENSE	1,890	962	741	—	—	—	—	3,593	—	—	3,593
ADVERTISING	559	259	198	—	—	1	—	1,017	—	—	1,017
MARKETING/ENTERTAINMENT	1,096	516	453	—	—	—	—	2,065	—	—	2,065
GAMING TAX & REGULATORY FEES	3,233	1,813	1,429	—	—	15	—	6,490	—	—	6,490
PROPERTY TAX, RENT & INSURANCE	2,892	1,315	1,151	—	—	445	—	5,803	—	—	5,803
UTILITIES	1,411	688	684	—	—	8	—	2,791	—	—	2,791
PROVISION FOR DOUBTFUL ACCOUNTS	302	171	138	—	—	—	—	611	—	—	611
GEN, ADMIN & OTHER OPERATING	2,876	1,519	1,231	—	39	697	—	6,362	—	—	6,362

TOTAL OPERATING EXPENSES	29,063	15,737	13,161	—	39	1,266	—	59,266	—	—	59,266

GROSS OPERATING PROFIT	5,413	833	(780)	—	(39)	(1,266)	—	4,161	—	—	4,161
CRDA EXPENSE	144	66	53	—	—	—	—	263	—	—	263

EBITDA	5,269	767	(833)	—	(39)	(1,266)	—	3,898	—	—	3,898
DEPRECIATION & AMORTIZATION	(3,145)	(320)	(213)	—	—	(15)	—	(3,693)	—	—	(3,693)
INTEREST INCOME	53	(13)	(6)	—	—	2,520	(2,513)	41	—	—	41
INTEREST EXPENSE	(1,977)	(606)	(242)	—	—	(3,408)	2,513	(3,720)	—	—	(3,720)
OTHER NON-OP INC(EXP)	—	—	—	—	—	—	—	—	—	—	—
PROVISION FOR TAXES	—	—	—	—	—	—	—	—	—	—	—
NON-CONTROLLING INTEREST IN SUBS	—	—	—	—	—	—	—	—	816	—	816

NET INCOME(LOSS)	$200	$(172)	$(1,294)	$—	$(39)	$(2,169)	$—	$(3,474)	$816	$—	$(2,658)

TCI 2 HOLDINGS et al

Consolidating Statement of Operations

For the 5 Months Ended May 31, 2010

MOR-2 Case # 09-13654 (JHW)

(Unaudited)

(Dollars in Thousands)	TRUMP TAJ MAHAL	TRUMP PLAZA	TRUMP MARINA	TER FUNDING	TER DEVELOP	TER HOLDINGS	TERH ELIM	TERH CONSOLIDATED	TER INC	TER INC ELIM	TER INC CONSOLIDATED
REVENUES
TABLE GAMES REVENUE	$52,501	$23,955	$13,559	$—	$—	$—	$—	$90,015	$—	$—	$90,015
SLOT REVENUE	102,059	51,906	45,224	—	—	—	—	199,189	—	—	199,189
POKER REVENUE	7,288	—	—	—	—	—	—	7,288	—	—	7,288
KENO WIN	98	—	—	—	—	—	—	98	—	—	98
SIMULCAST REVENUE	304	—	—	—	—	—	—	304	—	—	304

TOTAL GAMING REVENUE	162,250	75,861	58,783	—	—	—	—	296,894	—	—	296,894
ROOMS	20,527	9,062	5,729	—	—	—	—	35,318	—	—	35,318
FOOD & BEVERAGE	20,905	8,278	6,755	—	—	—	—	35,938	—	—	35,938
ENTERTAINMENT	571	279	33	—	—	—	—	883	—	—	883
OTHER	7,482	2,696	2,656	—	—	—	—	12,834	—	—	12,834

TOTAL OTHER	49,485	20,315	15,173	—	—	—	—	84,973	—	—	84,973

GROSS REVENUE	211,735	96,176	73,956	—	—	—	—	381,867	—	—	381,867
RFB COMPS	26,856	11,529	9,064	—	—	—	—	47,449	—	—	47,449
COIN	18,928	9,889	8,707	—	—	—	—	37,524	—	—	37,524
CASH COMPS	3,962	785	237	—	—	—	—	4,984	—	—	4,984

TOTAL PROMOTIONAL ALLOWANCES	49,746	22,203	18,008	—	—	—	—	89,957	—	—	89,957

NET REVENUES	161,989	73,973	55,948	—	—	—	—	291,910	—	—	291,910

EXPENSES
PAYROLL & RELATED	61,556	36,332	29,898	—	—	2,122	—	129,908	—	—	129,908
COST OF GOODS SOLD	8,339	2,547	2,819	—	—	—	—	13,705	—	—	13,705
PROMOTIONAL EXPENSE	9,272	4,537	3,097	—	—	—	—	16,906	—	—	16,906
ADVERTISING	1,965	885	778	—	—	1	—	3,629	—	—	3,629
MARKETING/ENTERTAINMENT	5,562	2,302	1,778	—	—	—	—	9,642	—	—	9,642
GAMING TAX & REGULATORY FEES	16,365	8,714	7,093	—	—	58	—	32,230	—	—	32,230
PROPERTY TAX, RENT & INSURANCE	14,629	7,484	6,143	—	—	2,216	—	30,472	—	—	30,472
UTILITIES	8,152	3,653	3,409	—	—	44	—	15,258	—	—	15,258
PROVISION FOR DOUBTFUL ACCOUNTS	2,731	801	661	—	—	—	—	4,193	—	—	4,193
GEN, ADMIN & OTHER OPERATING	14,147	7,049	5,728	—	247	12,039	—	39,210	—	—	39,210

TOTAL OPERATING EXPENSES	142,718	74,304	61,404	—	247	16,480	—	295,153	—	—	295,153
GROSS OPERATING PROFIT	19,271	(331)	(5,456)	—	(247)	(16,480)	—	(3,243)	—	—	(3,243)
CRDA EXPENSE	675	278	247	—	—	—	—	1,200	—	—	1,200

EBITDA	18,596	(609)	(5,703)	—	(247)	(16,480)	—	(4,443)	—	—	(4,443)
DEPRECIATION & AMORTIZATION	(16,095)	(1,664)	(1,125)	—	—	(76)	—	(18,960)	—	—	(18,960)
INTEREST INCOME	136	248	61	—	—	12,279	(12,256)	468	—	—	468
INTEREST EXPENSE	(9,698)	(3,025)	(1,167)	—	—	(16,624)	12,256	(18,258)	—	—	(18,258)
OTHER NON-OP INC(EXP)	—	—	—	—	—	—	—	—	—	—	—
PROVISION FOR TAXES	—	—	—	—	—	—	—	—	—	—	—
NON-CONTROLLING INTEREST IN SUBS	—	—	—	—	—	—	—	—	9,680	—	9,680

NET INCOME(LOSS)	$(7,061)	$(5,050)	$(7,934)	$—	$(247)	$(20,901)	$—	$(41,193)	$9,680	$—	$(31,513)

TCI 2 HOLDINGS et al

Consolidating Balance Sheet

May 31, 2010 and February 16, 2009

MOR-3 Case # 09-13654 (JHW)

(Unaudited)

(Dollars in Thousands)	TRUMP TAJ MAHAL	TRUMP PLAZA	TRUMP MARINA	TER FUNDING	TER DEVELOP	TER HOLDINGS LP	TERH ELIMINATION	TERH CONSOLIDATED	TER INC	TER INC ELIMINATION	May 31, 2010	February 16, 2009
											TER INC CONSOLIDATED	TER INC CONSOLIDATED
CURRENT ASSETS
CASH & CASH EQUIVALENTS	$29,886	$15,518	$12,452	$—	$—	$5,287	$—	$63,143	$—	$—	$63,143	$71,156
ACCOUNTS RECEIVABLE, NET	18,509	6,258	4,548	—	—	—	—	29,315	—	—	29,315	41,896
ACCTS RECEIVABLE, OTHER	3,647	1,475	1,414	149,370	—	23,019	(172,295)	6,630	—	—	6,630	4,798
RE TAX RECEIVABLE	482	3,040	348	—	—	—	—	3,870	—	—	3,870	638
INVENTORIES	2,567	1,210	881	—	—	—	—	4,658	—	—	4,658	5,465
PREPAID AND OTHER	8,786	3,621	2,674	—	—	639	—	15,720	—	—	15,720	21,200
DEF INCOME TAXES- CURRENT	1,267	62	8	—	—	—	—	1,337	956	—	2,293	13,809

TOTAL CURRENT ASSETS	65,144	31,184	22,325	149,370	—	28,945	(172,295)	124,673	956	—	125,629	158,962
INVESTMENT IN SUBSIDIARIES	—	—	—	—	—	(36,352)	36,352	—	(699,928)	699,928	—	—
NOTES RECEIVABLE	—	—	—	1,248,969	—	1,202,572	(2,451,541)	—	—	—	—	—
PROPERTY & EQUIPMENT
LAND	196,618	9,542	6,239	—	—	1,043	—	213,442	—	—	213,442	398,296
BUILDINGS AND IMPROVEMENTS	900,546	15,532	13,346	—	—	1,645	—	931,069	—	—	931,069	1,264,760
FURNITURE, FIXTURES AND EQUIPMENT	133,498	8,202	4,559	—	—	934	—	147,193	—	—	147,193	220,351
LEASEHOLD IMPROVEMENTS	—	—	1,542	—	—	958	—	2,500	—	—	2,500	6,093
CONSTRUCTION-IN-PROCESS	1,329	37	25	—	100	376	—	1,867	—	—	1,867	4,006

PROPERTY AND EQUIPMENT	1,231,991	33,313	25,711	—	100	4,956	—	1,296,071	—	—	1,296,071	1,893,506
ACCUMULATED DEPRECIATION	(171,964)	(3,013)	(1,879)	—	—	(1,662)	—	(178,518)	—	—	(178,518)	(189,889)

PROPERTY AND EQUIPMENT, NET	1,060,027	30,300	23,832	—	100	3,294	—	1,117,553	—	—	1,117,553	1,703,617
RESTRICTED CASH	—	—	—	—	—	—	—	—	—	—	—	2,807
DEFERRED FINANCE COSTS, NET	—	—	—	—	—	—	—	—	—	—	—	14,533
INTANGIBLE ASSETS, NET	34,679	14	—	—	—	—	—	34,693	—	—	34,693	56,488
RE TAX RECEIVABLE-L/T	1,118	7,053	807	—	—	—	—	8,978	—	—	8,978	15,863
DEF INCOME TAXES- NONCURRENT	—	—	—	—	—	—	—	—	—	—	—	—
CRDA INVESTMENTS	30,436	17,147	12,600	—	—	—	—	60,183	—	—	60,183	57,464
OTHER ASSETS, NET	4,879	1,897	2,043	—	—	15,524	—	24,343	—	—	24,343	25,630

TOTAL ASSETS	$1,196,283	$87,595	$61,607	$1,398,339	$100	$1,213,983	$(2,587,484)	$1,370,423	$(698,972)	$699,928	$1,371,379	$2,035,364

TCI 2 HOLDINGS et al

Consolidating Balance Sheet

May 31, 2010 and February 16, 2009

MOR-3 Case # 09-13654 (JHW)

(Unaudited)

(Dollars in Thousands)	TRUMP TAJ MAHAL	TRUMP PLAZA	TRUMP MARINA	TER FUNDING	TER DEVELOP	TER HOLDINGS LP	TERH ELIMINATION	TERH CONSOLIDATED	TER INC	TER INC ELIMINATION	May 31, 2010	February 16, 2009
											TER INC CONSOLIDATED	TER INC CONSOLIDATED
CURRENT LIABILITIES
ACCOUNTS PAYABLE	$10,978	$4,735	$3,715	$—	$170	$20,615	$—	$40,213	$—	$—	$40,213	$32,640
ACCRUED PAYROLL	12,575	6,869	5,660	—	—	715	—	25,819	—	—	25,819	24,234
INCOME TAXES PAYABLE	3,470	2,384	2,011	—	—	483	—	8,348	—	—	8,348	8,248
ACCRUED INTEREST PAYABLE	28,409	3,398	2,975	149,370	—	156,543	(172,295)	168,400	—	—	168,400	91,524
DUE TO AFFILIATES	(2,219)	1,161	634	—	—	424	—	—	—	—	—	—
SELF INSURANCE RESERVES	7,765	5,562	3,945	—	—	—	—	17,272	—	—	17,272	14,717
ACCRUED PARTNER DISTRIBUTIONS	—	—	—	—	—	1,200	—	1,200	—	—	1,200	—
OTHER ACCRUED LIABILITIES	8,324	5,428	3,439	—	—	1,403	—	18,594	—	—	18,594	12,744
OTHER CURRENT LIABILITIES	7,276	4,691	2,766	—	—	34	—	14,767	—	—	14,767	31,928
SENIOR NOTES	564,327	287,153	—	1,248,969	—	1,248,969	(2,100,449)	1,248,969	—	—	1,248,969	1,248,969
CURR MATURITIES - LONG-TERM DEBT	360	285	—	—	—	482,603	—	483,248	—	—	483,248	489,032

TOTAL CURRENT LIABILITIES	641,265	321,666	25,145	1,398,339	170	1,912,989	(2,272,744)	2,026,830	—	—	2,026,830	1,954,036

INTERCOMPANY DEBT	250,000	69,509	31,583	—	—	—	(351,092)	—	—	—	—	—
OTHER L/T DEBT	6,067	263	—	—	—	—	—	6,330	—	—	6,330	5,826

TOTAL LONG-TERM DEBT	256,067	69,772	31,583	—	—	—	(351,092)	6,330	—	—	6,330	5,826
DEFERRED INCOME TAXES	13,468	62	8	—	—	—	—	13,538	33,986	—	47,524	67,364
INCOME TAXES-L/T	5,816	3,357	2,939	—	—	697	—	12,809	—	—	12,809	12,809
OTHER LONG-TERM LIABILITIES	—	10,609	9	—	—	225	—	10,843	—	—	10,843	14,184

TOTAL LIABILITIES	916,616	405,466	59,684	1,398,339	170	1,913,911	(2,623,836)	2,070,350	33,986	—	2,104,336	2,054,219

STOCKHOLDERS’ EQUITY
COMMON STOCK	—	—	—	—	—	—	—	—	31	—	31	32
NON-CONTROLLING INTEREST	—	—	—	—	—	—	—	—	(169,478)	—	(169,478)	683
CAPITAL IN EXCESS OF PAR	371,611	146,331	422,272	—	11,838	605,228	(952,051)	605,229	467,858	(605,228)	467,859	466,835
RETAINED EARNINGS (DEFICIT)	(91,944)	(464,202)	(420,349)	—	(11,908)	(1,305,156)	988,403	(1,305,156)	(1,031,369)	1,305,156	(1,031,369)	(486,405)

STOCKHOLDERS’ EQUITY	279,667	(317,871)	1,923	—	(70)	(699,928)	36,352	(699,927)	(732,958)	699,928	(732,957)	(18,855)

TOTAL LIABILITIES AND S/H EQUITY	$1,196,283	$87,595	$61,607	$1,398,339	$100	$1,213,983	$(2,587,484)	$1,370,423	$(698,972)	$699,928	$1,371,379	$2,035,364

TCI 2 HOLDINGS, LLC et al.

CONSOLIDATING STATEMENT OF ACCOUNTS PAYABLE AGING - FORM MOR-4

AS OF MAY 31, 2010

(Unaudited)

($ in Thousands)	0 - 30 Days	31 - 60 Days	61 - 90 Days	91 - 120 Days	Over 120 Days	Total
TER Holdings, LP	$1,636	$1,189	$2,218	$3,454	$12,118	$20,615
Trump Taj Mahal	8,146	1,113	460	12	1,247	10,978
Trump Plaza	4,133	112	38	(6)	458	4,735
Trump Marina	2,947	248	16	0	504	3,715
TER Development	40	39	38	53	0	170

Total	$16,902	$2,701	$2,770	$3,513	$14,327	$40,213

TCI 2 HOLDINGS, LLC et al.

CONSOLIDATING STATEMENT OF ACCOUNTS RECEIVABLE AGING - FORM MOR-5

AS OF MAY 31, 2010

(Unaudited)

($ in Thousands)	0 - 30 Days	31 - 60 Days	61 - 90 Days	Over 90 Days	Allowance for Doubtful Accounts	Total
TER Holdings, LP	$—	$—	$15	$79	$—	$94
Trump Taj Mahal	13,452	3,426	220	38,530	(32,990)	22,638
Trump Plaza	4,334	1,553	87	10,948	(6,149)	10,773
Trump Marina	3,433	398	172	6,697	(4,390)	6,310

Total	$21,219	$5,377	$494	$56,254	$(43,529)	$39,815